Exhibit 10.1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of November 15, 2022, by and between ARE-SAN FRANCISCO NO. 63, LLC, a Delaware limited liability company (“Landlord”), and ALLAKOS INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are now parties to that certain Lease Agreement dated as of December 4, 2019 (the “Lease”). Pursuant to the Lease, Tenant leases certain premises containing approximately 98,133 rentable square feet located at 825 Industrial Road, San Carlos, California (the “Premises”). The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, increase the Tenant Improvement Allowance.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.
Tenant Improvement Allowance. The Tenant Improvement Allowance (as defined in Section 5(b)(1) of the Work Letter attached as Exhibit C to the Lease) is hereby increased by $59,000 to reimburse Tenant for the cost of furnishing and installing restrooms for the fifth and sixth floors.
2.
California Accessibility Disclosure. The provisions of Section 42(q) of the Lease are hereby incorporated herein.
3.
Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this First Amendment and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.
4.
OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.
5.
Miscellaneous.
a.
This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and

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discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.
b.
This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective successors in interest and assigns.
c.
This First Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this First Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.
d.
Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.
e.
Landlord and Tenant each warrant to the other that the person or persons executing this First Amendment on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this First Amendment.

[Signatures are on the next page]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LANDLORD:

ARE-SAN FRANCISCO NO. 63, LLC,

a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,

a Delaware limited partnership,
managing member

By:

ARE-QRS Corp.,

a Maryland corporation,

general partner

By:  /s/ Kristen Childs

Name: Kristen Childs

Its: Vice President – Real Estate

TENANT:

ALLAKOS INC.,

a Delaware corporation

By: /s/Robert Alexander
Name: Robert Alexander

Its: CEO

☒ I hereby certify that the signature, name, and title above are my signature, name and title.

By: /s/ Adam Tomasi
Name: Adam Tomasi

Its: President & COO

☒ I hereby certify that the signature, name, and title above are my signature, name and title.

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